UNDISCOVERED MANAGERS FUNDS

Undiscovered Managers Small Cap Growth Fund
(All Share Classes)
(a series of Undiscovered Managers Funds)

Supplement dated May 22, 2008
to the Prospectuses dated December 31, 2007

Effective July 31, 2008 (the “Effective Date”), Mazama Capital Management, Inc. (“Mazama”) will no longer serve as the sub-adviser to the Undiscovered Managers Small Cap Growth Fund (“Small Cap Growth Fund” or the “Fund”). After the Effective Date, JPMIM, the Fund’s investment adviser, will retain all fees previously payable to Mazama under the Sub-Advisory Agreement with Mazama and assume management of the Fund’s portfolio. On the Effective Date, all references to Mazama are hereby deleted in their entirety.

Also, on the Effective Date, the information under the heading “Principal Investment Strategies” for the Fund is deleted in its entirety and replaced with the following:

The Small Cap Growth Fund seeks to achieve its objective by investing primarily in common stocks of small cap, U.S. companies with market capitalizations equal to those within the universe of the Russell 2000 Growth Index or with market capitalizations of less than $3.5 billion at the time of purchase.

Under normal circumstances, the Small Cap Growth Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks of small cap companies. The Fund will provide shareholders with notice at least 60 days in advance of any change to such policy.

The Fund’s adviser, J.P. Morgan Investment Management Inc. (JPMIM), will utilize a combination of qualitative analysis and quantitative metrics in order to seek to achieve target returns that are higher than the Fund’s benchmark while maintaining a moderate risk profile.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total assets in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments or repurchase agreements.

The Fund is “diversified” as defined in the 1940 Act, as amended.

In managing the Fund, the adviser employs a process that combines research, valuation and stock selection to identify companies that have a history of above-average growth or which the adviser believes will achieve above average growth in the future. Growth companies purchased for the Fund include those with leading competitive positions, predictable and durable business models and management that can achieve sustained growth. The adviser makes specific purchase decisions based on a number of quantitative factors, including valuation and improving fundamentals, as well as the stock and industry insights of the adviser’s research and portfolio management teams. Finally, a disciplined, systematic portfolio construction process is employed to minimize uncompensated risks relative to the benchmark.

The adviser may sell a security for several reasons. The adviser may sell a security due to a change in the company’s fundamentals, a change in the original reason for purchase of an investment, or new investment opportunities with higher expected returns emerge to displace existing portfolio holdings with lower expected returns. Finally, the adviser may also sell a security that the adviser no longer considers reasonably valued.

SUP-UM-SCG-508

Also, on the Effective Date, the following is added under the heading “Principal Risks” in the Prospectuses for the Fund as a fifth bullet point:

•	The risks associated with derivatives (such as significant losses, risks associated with leverage, and the risk that the value of a derivative will not correlate with that of the underlying asset).

In addition, on the Effective Date, the following paragraph is added under the heading “Other Policies and Additional Disclosure on Risks — More About Risk” in the Prospectuses:

Derivatives Risk

The Small Cap Growth Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investments. Certain derivatives may give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns.

Also, on the Effective Date, the first paragraph under the heading “The Funds’ Management — JPMIM, Sub-Advisers and Portfolio Managers” in the Prospectuses is deleted in its entirety and replaced with the following:

JPMIM is the investment adviser to the Realty Income Fund and the Small Cap Growth Fund, and makes the day-to-day investment decisions for those Funds. Pursuant to the Management Agreement with the Realty Income Fund and the Small Cap Growth Fund, and subject to the overall direction of the Trust’s Board of Trustees, JPMIM is responsible for managing the Realty Income Fund’s and the Small Cap Growth Fund’s investment program in conformity with the stated investment objectives and policies of the Funds, as described in this Prospectus.

Furthermore, on the Effective Date, the disclosure regarding Mazama and its Investment Team in the Prospectuses is deleted in its entirety and replaced with the following:

The portfolio management team for the Small Cap Growth Fund is led by Eytan Shapiro, Managing Director of JPMIM and a CFA charterholder, and Christopher Mark Vyvyan Jones, Managing Director of JPMIM and a CFA charterholder. Mr. Shapiro has worked as a portfolio manager for JPMIM or its affiliates (or their predecessors) since 1989 and has been employed by the firm since 1985. Mr. Jones is the chief investment officer of the U.S. Equity Growth and Small Cap team and has worked as a portfolio manager with JPMIM and its various affiliates (or their predecessors) since 1982.

Changes to Fund’s Fees

Effective August 1, 2008, the Fund’s investment adviser, JPMIM, has contractually agreed to reduce its management fee from 0.95% to 0.65% of the Fund’s average daily net assets.

Additionally, effective August 1, 2008, JPMIM, the Fund’s administrator (JPMorgan Funds Management Inc.) and the Fund’s distributor (JPMorgan Distribution Services, Inc.) have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Class A and Institutional Class Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.50% and 1.00%, respectively, of the Fund’s average daily net assets through August 1, 2009.

Tax Consequences

The Fund may sell some its current assets in connection with the changes in the Fund’s investment strategy. The changes described above may affect the amount, timing and character of distributions to shareholders and, therefore, may increase the amount of taxes payable by shareholders.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE

UNDISCOVERED MANAGERS FUNDS

Undiscovered Managers Small Cap Growth Fund
(All Share Classes)
(a series of Undiscovered Managers Funds)

Supplement dated May 22, 2008
to the Statement of Additional Information dated December 31, 2007

Effective July 31, 2008 (the “Effective Date”), the following sections replace the information in the Statement of Additional Information, dated December 31, 2007, under the heading “Investment Adviser and Sub-Advisers—Portfolio Managers’ Other Accounts Managed” with respect to Ronald A. Sauer, Stephen C. Brink, Gretchen M. Novak and Joel Rubinstein in the sections providing information about the Undiscovered Managers Small Cap Growth Fund (“Small Cap Growth Fund” or the “Fund”). The following table shows information regarding all of the other accounts managed by Eytan Shapiro and Christopher Mark Vyvyan Jones as of March 31, 2008:

Non-Performance Based Fee Advisory Accounts

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($millions)
Small Cap Growth Fund
Eytan Shapiro	3	700	3	129	1	122
Christopher Mark
Vyvyan Jones	12	5,436	3	224	2	37

The following table shows information on the other accounts managed by Eytan Shapiro and Christopher Mark Vyvyan Jones that have advisory fees wholly or partly based on performance as of March 31, 2008:

Performance Based Fee Advisory Accounts

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($millions)
Small Cap Growth Fund
Eytan Shapiro	0	0	0	0	0	0
Christopher Mark
Vyvyan Jones	0	0	1	103	0	0

The following table shows information regarding the ownership of securities of the Fund by Eytan Shapiro and Christopher Mark Vyvyan Jones as of March 31, 2008:

	None	$1– $10,000	$10,001 – $50,000	$50,001– $100,000	$100,001– $500,000	$500,001– $1,000,000	over $1,000,000
Small Cap Growth Fund
Eytan Shapiro	X
Christopher Mark
Vyvyan Jones	X

In addition, on the Effective Date, Mazama Capital Management, Inc. (“Mazama”) will no longer serve as the sub-adviser to the Fund. After the Effective Date, JPMIM, the Fund’s investment adviser, will retain all fees previously payable to Mazama under the Sub-Advisory Agreement with Mazama and will assume management of the Fund’s portfolio. On the Effective Date, all references to Mazama are hereby deleted in their entirety.

SUP-SAI-UM-SCG-508

Effective August 1, 2008, with regard to the Fund, the information in the table under the section entitled “Expenses” on page 65 for the Fund is deleted in its entirety and replaced with the following:

Fund	Institutional Class	Investor Class	Class A	Class B	Class C	Class R5
Small Cap Growth Fund	1.00%	N/A*	1.50%	N/A*	N/A*	N/A*

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE